Exhibit 32.2
Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Accenture Holdings plc (the “Company”) on Form 10-K for the fiscal year ended August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David P. Rowland, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2016	/s/ DAVID P. ROWLAND
David P. Rowland
Chief Financial Officer of Accenture Holdings plc
(principal financial officer)